Financial instruments	12 Months Ended
Dec. 31, 2021
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Risk Management	FINANCIAL RISK MANAGEMENT
(a)Financial risk factors
The Group’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Group’s overall financial risk management program, mainly carried out by a central treasury department and approved by the Board of Directors, focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.
The Group’s primary exposures to market risk are interest rate risk associated with long-term borrowings and foreign currency exchange rate risk associated with the Group’s operations. The Group has a policy aimed at managing interest rate risk associated with its current and anticipated future borrowings and foreign currency exchange rate risk associated with operations of its foreign subsidiaries. This policy enables the Group to use any combination of interest rate swaps, futures, options, caps, forward contracts and similar instruments. The Group does not hold or issue financial instruments for trading purposes and does not enter into derivative transactions that would be considered speculative positions.

(i)Market risk
Market risk is the risk of loss arising from adverse changes in market rates and prices, such as interest rates and foreign currency exchange rates.

Interest rate risk
The Group’s primary exposure to market risk is interest rate risk associated with its fixed rate long-term borrowings and interest rate swaps for the year ended December 31, 2020 and its fixed rate and variable rate long-term borrowings for the year ended December 31, 2021. Management monitors interest rate exposures and will consider hedging significant interest rate risk should the need arise.
During the years ended December 31, 2019 and 2020, the Group held derivative financial instruments which consisted of interest rate swap contracts on the fixed rate 2023 Notes, 2025 Notes and 2028 Notes, which were designated as hedging instruments for accounting purposes. The fixed-to-variable interest rate swaps expired in August 2020. The Group’s borrowings at fixed rates were denominated in US$ during the years ended December 31, 2020 and December 31, 2021.
As at December 31, 2020 and 2021, the estimated fair value of fixed rate long-term borrowings were approximately US$7.77 billion and US$7.27 billion, compared to its carrying value of US$7.0 billion and US$7.15 billion, respectively. The estimated fair value of fixed rate long-term borrowings is based on level 2 inputs (quoted prices in markets that are not active). A change in interest rates on fixed rate long-term borrowings impacts its fair value. As at December 31, 2020 and 2021, a hypothetical 100 basis points change in market rates would cause the fair value of the fixed rate long-term borrowings to change by US$362 million and US$366 million, respectively.
As at December 31, 2021, the estimated fair value of variable rate long-term borrowings was approximately the same as its carrying value of US$753 million. As at December 31, 2020, the Company did not hold any variable rate long-term borrowings. The estimated fair value of variable rate long-term borrowings is based on level 2 inputs (quoted prices in markets that are not active). As at December 31, 2021, a hypothetical 100 basis points change in interest rates would cause the annual interest expense of the variable rate long-term borrowings to change by US$7 million.

Foreign exchange risk
During the year ended December 31, 2021, the Group held derivative financial instruments which consisted of foreign currency swap contracts. Refer to Note 22 for further information.
The Group’s financial assets and financial liabilities are denominated in the following currencies:

	HK$	US$	MOP	RMB	Other currencies	Total
	(US$ in millions)
At December 31, 2020
Financial assets
Amortized costs:
Trade and other receivables, net	$118	$4	$9	$—	$—	$131
Restricted cash and cash equivalents	—	—	16	—	—	16
Cash and cash equivalents	438	280	130	11	2	861
Deposits	1	—	1	—	—	2
Total financial assets	$557	$284	$156	$11	$2	$1,010

Financial liabilities
Amortized costs:
Trade and other payables	$513	$143	$505	$3	$1	$1,165
Borrowings	4	6,920	139	2	—	7,065
Total financial liabilities	$517	$7,063	$644	$5	$1	$8,230

At December 31, 2021
Financial assets
Amortized costs:
Trade and other receivables, net	$111	$4	$14	$—	$—	$129
Restricted cash and cash equivalents	—	—	16	—	—	16
Cash and cash equivalents	532	76	57	11	2	678
Deposits	1	—	1	—	—	2
	$644	$80	$88	$11	$2	$825

Fair value through other comprehensive income:
Derivative financial instruments	—	2	—	—	—	2
Total financial assets	$644	$82	$88	$11	$2	$827

Financial liabilities
Amortized costs:
Trade and other payables	$380	$121	$359	$3	$—	$863
Borrowings	9	7,822	132	1	—	7,964
Total financial liabilities	$389	$7,943	$491	$4	$—	$8,827
The Group is subject to foreign exchange rate risk arising from future commercial transactions and recognizes assets and liabilities denominated in a currency other than MOP, which is the functional currency of the major operating companies within the Group. The Group’s foreign currency transactions are mainly denominated in US$. For companies with MOP as their functional currency, a hypothetical 1% weakening of the US$/MOP exchange rate would cause a foreign currency transaction loss of approximately US$49 million as at December 31, 2019, US$67 million as at December 31, 2020, and US$53 million net of the impact from the foreign currency swap agreements entered into in 2021 as at December 31, 2021. The hypothetical 1% weakening as at December 31, 2020 and 2021 were mainly as a result of the translation of US$ denominated debt held by SCL. The MOP is pegged to the HK$ and the HK$ is pegged to the US$ (within a narrow range), therefore the Group does not expect fluctuations in the values of these currencies to have a material impact on the operations.
(ii)Credit risk
The Group is potentially subject to concentrations of credit risk from financial instruments, which consist principally of cash and cash equivalents, restricted cash and cash equivalents and trade and other receivables.
The Group maintains cash and cash equivalents and restricted cash and cash equivalents with various creditworthy financial institutions and trade receivables with its customers. Management monitors this credit risk on an on-going basis and does not believe that the Group has any other significant exposure to any individual or institution not provided for as at December 31, 2020 and 2021. See Note 16 for details of credit risk related to trade receivables.

(iii)Liquidity risk
Liquidity risk is the financial risk arising from the difficulty in meeting obligations associated with financial liabilities settled by cash or other financial assets.
The 2018 SCL Credit Facility, as amended, contain various financial covenants, which include maintaining a maximum leverage ratio or net debt, as defined, to trailing twelve-month adjusted earnings before interest, income taxes, depreciation and amortization, as defined. In July 2021, the Company extended the waiver and amendment request letter, pursuant to which lenders, among other things, waived the Company’s requirement to ensure the leverage ratio does not exceed 4.0x and the interest coverage ratio is greater than 2.50x, through January 1, 2023. The compliance with the financial covenants for periods beyond January 1, 2023, could be affected by certain factors beyond the Company’s control, such as the impact of the COVID-19 Pandemic, including current travel and border restrictions continuing in the future. The Company will pursue additional waivers to meet the required financial covenant ratios, which include a maximum leverage ratio of 4.0x under the 2018 SCL Credit Facility, for periods beyond January 1, 2023, if deemed necessary. The Company believes the Company will be successful in obtaining the additional waivers, although no assurance can be provided that such waivers will be granted, which could negatively impact the ability to be in compliance with the debt covenants for periods beyond January 1, 2023.
The Directors of the Company are of the opinion that, taking into account the Group’s available borrowing capacity and the Group’s cash flow forecast for the coming year, the Group will have sufficient working capital to meet its cash flow requirements in the next twelve months from December 31, 2021. Refer to Note 1 for further information.
The Group’s financial liabilities, based on the contractual undiscounted cash flows are as follows:

	Within the first year	In the second year	In the third to fifth year	Over the fifth year	Total
	(US$ in millions)
At December 31, 2020
Senior Notes principal	$—	$—	$3,600	$3,400	$7,000
Senior Notes interests	342	339	850	461	1,992
Lease liabilities	22	13	19	303	357
Trade and other payables	1,079	25	36	25	1,165

At December 31, 2021
Senior Notes principal	$—	$—	$2,600	$4,550	$7,150
Senior Notes interests	306	310	823	464	1,903
Bank loans	—	753	—	—	753
Bank loans interests	20	12	—	—	32
Other borrowings	1	1	1	—	3
Other borrowings interests	—	1	—	—	1
Lease liabilities	19	15	21	296	351
Trade and other payables	767	24	42	30	863
(b)Capital risk management
The Group’s primary objective when managing capital is to safeguard the Group’s ability to continue as a going concern in order to provide returns for Shareholders and benefits for other stakeholders, by pricing products and services commensurately with the level of risk.
The capital structure of the Group consists of debt (including current and non-current interest-bearing borrowings as shown in the consolidated balance sheet), net of cash and cash equivalents, and equity attributable to Shareholders, comprising issued share capital and reserves as disclosed in Notes 18 and 19, respectively.
The Group actively and regularly reviews and manages its capital structure to maintain the net debt-to-capital ratio (gearing ratio) at an appropriate level based on its assessment of the current risk and circumstances. This ratio is calculated as net debt divided by total capital. Net debt is calculated as interest bearing borrowings, net of deferred financing costs, less cash and cash equivalents and restricted cash and cash equivalents. Total capital is calculated as equity, as shown in the consolidated balance sheet, plus net debt.

	December 31,
	2020	2021
	(US$ in millions)
Interest bearing borrowings, net of deferred financing costs	$6,920	$7,820
Less: cash and cash equivalents	(861)	(678)
restricted cash and cash equivalents	(16)	(16)
Net debt	6,043	7,126
Total equity	1,929	888
Total capital	$7,972	$8,014

Gearing ratio	75.8%	88.9%